UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 22, 2014

CROSSTEX ENERGY, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On January 22, 2014, Crosstex Energy, L.P. (the “Partnership”) entered into a Ninth Amendment to Amended and Restated Credit Agreement (the “Credit Agreement Amendment”), which amended that certain Amended and Restated Credit Agreement, dated as of February 10, 2010 (the “Credit Agreement”), by and among the Partnership, Bank of America, N.A., as Administrative Agent and L/C Issuer, and the other lenders party thereto, as amended by First Amendment to Amended and Restated Credit Agreement, dated as of May 2, 2011 (the “First Amendment”), Second Amendment to Amended and Restated Credit Agreement, dated as of July 11, 2011 (the “Second Amendment”), Third Amendment to Amended and Restated Credit Agreement, dated as of January 24, 2012 (the “Third Amendment”), Fourth Amendment to Amended and Restated Credit Agreement, dated as of May 23, 2012 (the “Fourth Amendment”), Fifth Amendment to Amended and Restated Credit Agreement, dated as of August 3, 2012 (the “Fifth Amendment”), Sixth Amendment to Amended and Restated Credit Agreement, dated as of August 30, 2012 (the “Sixth Amendment”), Seventh Amendment to Amended and Restated Credit Agreement, dated as of January 28, 2013 (the “Seventh Amendment”), and Eighth Amendment to Amended and Restated Credit Agreement, dated as of August 28, 2013 (“Eighth Amendment,” and, together with the Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Credit Agreement Amendment, the “Amended Credit Agreement”). A copy of the Credit Agreement Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”).

The Credit Agreement Amendment amends the Credit Agreement’s definition of “change of control” such that the consummation of the previously announced business combination with Devon Energy Corporation will not constitute a change of control under the Amended Credit Agreement.

Upon the closing of the Credit Agreement Amendment, the Partnership had approximately $179.0 million of outstanding borrowings and approximately $59.7 million of outstanding letters of credit under the Amended Credit Agreement, leaving the Partnership with approximately $396.3 million of commitments for additional borrowings and letters of credit under the Amended Credit Agreement.

The description set forth above is qualified in its entirety by (i) the Credit Agreement, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on February 16, 2010, (ii) the First Amendment, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on May 3, 2011, (iii) the Second Amendment, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on July 12, 2011, (iv) the Third Amendment, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on January 25, 2012, (v) the Fourth Amendment, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on May 24, 2012, (vi) the Fifth Amendment, which is filed as Exhibit 10.3 to the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012, (vii) the Sixth Amendment, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on August 31, 2012, (viii) the Seventh Amendment, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K

filed on January 29, 2013, (ix) the Eighth Amendment, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on August 30, 2013 and (x) the Credit Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER		DESCRIPTION
10.1	—

Ninth Amendment to Amended and Restated Credit Agreement, dated as of January 22, 2014, by and among Crosstex Energy, L.P., Bank of America, N.A., as Administrative Agent and L/C Issuer, and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.

	By:	Crosstex Energy GP, LLC, its General Partner

Date: January 22, 2014	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
10.1	—

Ninth Amendment to Amended and Restated Credit Agreement, dated as of January 22, 2014, by and among Crosstex Energy, L.P., Bank of America, N.A., as Administrative Agent and L/C Issuer, and the other lenders party thereto.